U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/ / Definitive Proxy Statement
/X/ Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-12


                           PHILLIPS PETROLEUM COMPANY
----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 ---------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

       ---------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:

       ---------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       ---------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:

       ---------------------------------------------------------------------

    5) Total fee paid:

       ---------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    __________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    __________________________________________________________________________
    3) Filing Party:

    __________________________________________________________________________
    4) Date Filed:

    __________________________________________________________________________

                                                        Definitive Copy A


PROXY                                                                   PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                           PHILLIPS PETROLEUM COMPANY

                          Annual Meeting May 7, 2001

The undersigned hereby appoints J. MULVA, K. TURNER and D. BOREN as proxy holders with power of substitution, or, if all do not act on a matter, those who do act, to vote all stock which the undersigned could vote at the Company's Annual Stockholders' Meeting to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on May 7, 2001, at 10 a.m., and at any adjournment thereof, in the manner stated herein as to the following matters and in their discretion on any other matters that come before the meeting, all as described in the Notice and Proxy Statement.


                  This Proxy is Continued on the Reverse Side
              Please Sign on the Reverse Side and Return Promptly

Comments:_____________________________________________________________
         _____________________________________________________________

 ..............................................................................
                             Fold and Detach Here


                            YOUR VOTE IS IMPORTANT!
                        You can vote in one of two ways:

 1. Call toll-free 1-800-840-1208 on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                     or
                                     --

 2. Mark, sign and date your proxy card and return it promptly in the enclosed envelope. If you are outside the United States, Puerto Rico or Canada, you must return your proxy card by mail to vote.

                                 PLEASE VOTE

In order to reduce the costs associated with producing and mailing your Annual Report and Proxy Statement in future years, we urge you to elect on your proxy card that you would like to view your Annual Report and Proxy Statement electronically via the Internet. Your election can be revoked at any time by calling 1-800-840-1208. You will continue to receive your proxy card in the mail, regardless of your election.

This Proxy will be voted or not voted as you           Please mark your
direct below.  In the absence of such direction,       votes as indicated [X]
it will be voted FOR Directors, and FOR Proposal 1     in this example
and Proposal 2.

------------------------------------------------------------------------------
Company recommends a vote FOR:  ELECTION OF DIRECTORS:  Nominees:
01 N. Augustine, 02 D. Boren, 03 R. Chappell, 04 R. Devlin, 05 L. Horner,
06 J. Mulva, 07 R. Tobias, 08 V. Tschinkel and 09 K. Turner.

  VOTE FOR         VOTE WITHHELD     *To withhold authority to vote for any
all nominees     from all nominees    nominee write that nominee's name on the
listed above*      listed above       space below.

    [ ]                [ ]            ________________________________________

------------------------------------------------------------------------------

Company recommends a vote FOR:             I consent to future access of the
Proposal 1 to approve the                  Annual Reports and Proxy Statements
designation of the independent             electronically via the Internet.  I
auditors, Ernst & Young LLP.               understand that the Company may no
                                           longer distribute printed materials
  FOR     AGAINST     ABSTAIN              to me for any future Stockholder
  [ ]       [ ]         [ ]                Meeting until such consent is
                                           revoked.  [ ]

Company recommends a vote FOR:
Proposal 2 to authorize the 2002
Omnibus Securities Plan of Phillips             I PLAN TO ATTEND THE
Petroleum Company.                              ANNUAL MEETING       [ ]

  FOR     AGAINST     ABSTAIN                Please mark, date, sign and return
  [ ]       [ ]         [ ]                  this proxy card promptly.  To vote
                                             in accordance with the Company's
                                             recommendations no boxes need be
                                             checked.


                                             Dated:__________________, 2001

                                             ______________________________

                                             ______________________________

                                             Signature(s) of Stockholder(s)

                                             Your signature(s) on this proxy
                                             form should be exactly the same as
                                             the name(s) imprinted hereon.
                                             Persons signing as executors,
                                             administrators, trustees, or
                                             in similar capabilities, should so
                                             indicate.

 ..............................................................................
                            Fold and Detach Here

------------------------------------------------------------------------------
IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR CANADA, PLEASE FOLLOW THE INSTRUCTIONS BELOW. IF YOU VOTE BY TELEPHONE, PLEASE DO NOT RETURN YOUR CARD BY MAIL.
------------------------------------------------------------------------------

HAVE YOUR VOTING DIRECTION CARD IN HAND.

TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:

 o On a touch-tone telephone call Toll Free 1-800-840-1208 -- 24 hours a day -- 7 days a week.
 o Enter your eleven-digit Control Number which is indicated below.

------------------------------------------------------------------------------
Option 1: To vote as the Board of Directors recommends, press 1.  If you wish to vote separately for the Election of Directors, Proposal 1 and
Proposal 2, press 0.
------------------------------------------------------------------------------
  When you press 1, your vote will be confirmed and cast as you directed. END OF CALL
------------------------------------------------------------------------------
Option 2: If you chose to vote separately for the Election of Directors, Proposal 1 and Proposal 2, you will hear the following instructions:

  Election of   To VOTE FOR ALL nominees, press 1;
  Directors:    To WITHHOLD FOR ALL nominees, press 9;
                To WITHHOLD FOR AN INDIVIDUAL nominee, press 0, enter the two digit number that appears next to the name of the nominee for whom you DO NOT wish to vote.

  Proposal 1    You may make your selection at any time.
  and           To vote FOR, press 1;
  Proposal 2:   To vote AGAINST, press 9;
                To ABSTAIN, press 0.
------------------------------------------------------------------------------

Your vote will be repeated and you will have an opportunity to confirm it.

                              THANK YOU FOR VOTING

                                                    Definitive Copy B

[logo]
PHILLIPS PETROLEUM COMPANY
BARTLESVILLE, OKLAHOMA 74004

Human Resources & Services




                                         March 29, 2001


TO: Phillips Domestic Employees


On December 14, 1995, the Compensation and Benefits Arrangements Stock
Trust ("CBT") was established for the Company to use in its sole discretion to meet its obligations with respect to various compensation and benefits arrangements. The CBT holds approximately 27.9 million shares of the Company's common stock. The Trustee for the CBT is Vanguard Fiduciary Trust Company ("Trustee").

Under the terms of the CBT, the Trustee is required to seek voting instructions for the CBT shares from domestic and certain foreign employees of the Company and subsidiaries who participate in Company stock-related benefit plans and arrangements.

Enclosed is the Voting Direction card. If you choose to exercise this opportunity to vote, your vote will be given equal weight to that of all employees who elect to vote, and those directions will govern the Trustee's vote of approximately 95 percent of the 27.9 million shares. The remaining CBT shares will be voted by foreign employees under similar arrangements.

These 27.9 million shares in the CBT represent approximately 10 percent of Phillips stock eligible to be voted at the 2001 Annual Meeting. These shares, combined with the approximately 12 percent stock ownership held by the Thrift Plan of Phillips Petroleum Company and the Long-Term Stock Saving Plan of Phillips Petroleum Company, give employees a strong voice in the direction of the Company.


                              Phillips Petroleum Company

Enclosure

                                                        Definitive Copy C

               CBT DOMESTIC CONFIDENTIAL VOTING DIRECTION
 Phillips Petroleum Company Annual Meeting of Stockholders May 7, 2001

COMPLETE THE INFORMATION BELOW TO VOTE DOMESTIC SHARES AS A DIRECTING
FIDUCIARY.

        The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Phillips Petroleum Company Compensation and Benefits Arrangements Stock Trust ("CBT") vote all shares of Phillips Petroleum Company common stock (described on the back of this Voting Direction card) at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on May 7, 2001, at 10:00 a.m. and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

        I understand that by electing to direct the Trustee's vote of domestic shares held in the CBT, that I become a directing fiduciary of the CBT for voting such shares; and that I may decline to accept the responsibility of a directing fiduciary as to such shares by NOT completing and returning this Voting Direction card or NOT voting by telephone. If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this card by May 4, 2001, if you do not fill in any boxes or if you return this card unsigned, and if you do not vote by telephone on or before May 4, 2001, the Trustee will conclusively presume that you rejected your appointment as a directing fiduciary and any shares in the CBT that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

------------------------------------------------------------------------------
This package contains your confidential Voting Direction card to instruct the Trustee of the CBT how to vote shares of Phillips Petroleum Company common stock described on the back of the card.

Also enclosed is the Company's Notice and Proxy Statement for the 2001 Annual Meeting. The Company's 2000 Annual Report was mailed to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (Vanguard Fiduciary Trust Company) should vote.
------------------------------------------------------------------------------

            This Voting Direction is continued on the reverse side
 ..............................................................................
                             Fold and Detach Here

Phillips Petroleum Company has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.


                            YOUR VOTE IS IMPORTANT!
                        You can vote in one of two ways:

 1. Call toll-free 1-800-840-1208 on or before May 4, 2001, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                     or
                                     --

 2. Mark, sign and date your Voting Direction and return it promptly in the enclosed envelope for receipt by May 4, 2001. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

                                 PLEASE VOTE

Employees who direct the CBT Trustee how to vote shares held by this trust have an important voice in matters which affect Phillips Petroleum Company.

In order to reduce the costs associated with producing and mailing your Annual Report and Proxy Statement in future years, we urge you to elect on your Voting Direction card that you would like to view your Annual Report and Proxy Statement electronically via the Internet. Your election can be revoked at any time by calling 1-800-840-1208. You will continue to receive your Voting Direction card in the mail, regardless of your election.

I direct that my allocated portion of domestic shares held in the CBT which includes shares representing the interests of employees who fail to give voting directions be voted by the Trustee as follows:

                                                     Please mark your
                                                     votes as indicated [X]
                                                     in this example

------------------------------------------------------------------------------
Company recommends a vote FOR:  ELECTION OF DIRECTORS:  Nominees:
01 N. Augustine, 02 D. Boren, 03 R. Chappell, 04 R. Devlin, 05 L. Horner,
06 J. Mulva, 07 R. Tobias, 08 V. Tschinkel and 09 K. Turner.

  VOTE FOR         VOTE WITHHELD     *To withhold authority to vote for any
all nominees     from all nominees    nominee write that nominee's name on the
listed above*      listed above       space below.

    [ ]                [ ]            ________________________________________

------------------------------------------------------------------------------

Company recommends a vote FOR:             I consent to future access of the
Proposal 1 to approve the                  Annual Reports and Proxy Statements
designation of the independent             electronically via the Internet.  I
auditors, Ernst & Young LLP.               understand that the Company may no
                                           longer distribute printed materials
  FOR     AGAINST     ABSTAIN              to me for any future Stockholder
  [ ]       [ ]         [ ]                Meeting until such consent is
                                           revoked.  [ ]

Company recommends a vote FOR:
Proposal 2 to authorize the 2002
Omnibus Securities Plan of Phillips
Petroleum Company.

  FOR     AGAINST     ABSTAIN                Unless you vote by telephone,
  [ ]       [ ]         [ ]                  please mark, date, sign and
                                             return this Voting Direction
                                             card for receipt by
                                             May 4, 2001.


                                             Dated:__________________, 2001


                                             ______________________________

                                                       Signature

                                             Your signature on this Voting
                                             Direction card should be exactly
                                             the same as the name imprinted
                                             hereon.

 ..............................................................................
                            Fold and Detach Here

------------------------------------------------------------------------------
IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR CANADA, PLEASE FOLLOW THE INSTRUCTIONS BELOW ON OR BEFORE MAY 4, 2001. IF YOU VOTE
BY TELEPHONE, PLEASE DO NOT RETURN YOUR CARD BY MAIL.
------------------------------------------------------------------------------

HAVE YOUR VOTING DIRECTION CARD IN HAND.

TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:

 o On a touch-tone telephone call Toll Free 1-800-840-1208 -- 24 hours a day -- 7 days a week.
 o Enter your eleven-digit Control Number which is indicated below.

------------------------------------------------------------------------------
Option 1: To vote as the Board of Directors recommends, press 1.  If you wish to vote separately for the Election of Directors, Proposal 1 and
Proposal 2, press 0.
------------------------------------------------------------------------------
  When you press 1, your vote will be confirmed and cast as you directed. END OF CALL
------------------------------------------------------------------------------
Option 2: If you chose to vote separately for the Election of Directors, Proposal 1 and Proposal 2, you will hear the following instructions:

  Election of   To VOTE FOR ALL nominees, press 1;
  Directors:    To WITHHOLD FOR ALL nominees, press 9;
                To WITHHOLD FOR AN INDIVIDUAL nominee, press 0, enter the two digit number that appears next to the name of the nominee for whom you DO NOT wish to vote.

  Proposal 1    You may make your selection at any time.
  and           To vote FOR, press 1;
  Proposal 2:   To vote AGAINST, press 9;
                To ABSTAIN, press 0.
------------------------------------------------------------------------------

Your vote will be repeated and you will have an opportunity to confirm it.

                              THANK YOU FOR VOTING

                                                        Definitive Copy D

               RSP DOMESTIC CONFIDENTIAL VOTING DIRECTION
 Phillips Petroleum Company Annual Meeting of Stockholders May 7, 2001


        The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Retirement Savings Plan of Phillips Petroleum Company ("RSP") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on May 7, 2001, at 10:00 a.m. and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

        If Mellon Investor Services LLC, the Tabulator for the
Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by May 1, 2001, if you do not fill in any boxes, if you return this card unsigned, and if you do not vote by telephone on or before May 1, 2001, any shares representing your part of the Retirement Savings Plan will be voted by the Trustee at the Trustee's discretion.

------------------------------------------------------------------------------
This package contains your confidential Voting Direction card to instruct the Trustee of the RSP how to vote shares of Phillips Petroleum Company common stock described on the back of the card below representing your interest in the RSP.

Also enclosed is the Company's Notice and Proxy Statement for the 2001 Annual Meeting. The Company's 2000 Annual Report was mailed to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (Vanguard Fiduciary Trust Company) should vote.
------------------------------------------------------------------------------

            This Voting Direction is continued on the reverse side
 ..............................................................................
                             Fold and Detach Here


Phillips Petroleum Company has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.


                            YOUR VOTE IS IMPORTANT!
                        You can vote in one of two ways:

 1. Call toll-free 1-800-840-1208 on or before May 1, 2001, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                     or
                                     --

 2. Mark, sign and date your Voting Direction and return it promptly in the enclosed envelope for receipt by May 1, 2001. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

                                 PLEASE VOTE

Employees who direct the RSP Trustee how to vote shares held by this trust have an important voice in matters which affect Phillips Petroleum Company.

In order to reduce the costs associated with producing and mailing your Annual Report and Proxy Statement in future years, we urge you to elect on your Voting Direction card that you would like to view your Annual Report and Proxy Statement electronically via the Internet. Your election can be revoked at any time by calling 1-800-840-1208. You will continue to receive your Voting Direction card in the mail, regardless of your election.

I direct that shares representing my part of the RSP be voted by the Trustee as follows:


                                                     Please mark your
                                                     votes as indicated [X]
                                                     in this example

------------------------------------------------------------------------------
Company recommends a vote FOR:  ELECTION OF DIRECTORS:  Nominees:
01 N. Augustine, 02 D. Boren, 03 R. Chappell, 04 R. Devlin, 05 L. Horner,
06 J. Mulva, 07 R. Tobias, 08 V. Tschinkel and 09 K. Turner.

  VOTE FOR         VOTE WITHHELD     *To withhold authority to vote for any
all nominees     from all nominees    nominee write that nominee's name on the
listed above*      listed above       space below.

    [ ]                [ ]            ________________________________________

------------------------------------------------------------------------------

Company recommends a vote FOR:             I consent to future access of the
Proposal 1 to approve the                  Annual Reports and Proxy Statements
designation of the independent             electronically via the Internet.  I
auditors, Ernst & Young LLP.               understand that the Company may no
                                           longer distribute printed materials
  FOR     AGAINST     ABSTAIN              to me for any future Stockholder
  [ ]       [ ]         [ ]                Meeting until such consent is
                                           revoked.  [ ]

Company recommends a vote FOR:
Proposal 2 to authorize the 2002
Omnibus Securities Plan of Phillips
Petroleum Company.

  FOR     AGAINST     ABSTAIN                Unless you vote by telephone,
  [ ]       [ ]         [ ]                  please mark, date, sign and
                                             return this Voting Direction
                                             card for receipt by
                                             May 1, 2001.


                                             Dated:__________________, 2001


                                             ______________________________

                                                       Signature

                                             Your signature on this Voting
                                             Direction card should be exactly
                                             the same as the name imprinted
                                             hereon.

 ..............................................................................
                             Fold and Detach Here

------------------------------------------------------------------------------
IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR CANADA, PLEASE FOLLOW THE INSTRUCTIONS BELOW ON OR BEFORE MAY 1, 2001. IF YOU VOTE
BY TELEPHONE, PLEASE DO NOT RETURN YOUR CARD BY MAIL.
------------------------------------------------------------------------------

HAVE YOUR VOTING DIRECTION CARD IN HAND.

TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:

 o On a touch-tone telephone call Toll Free 1-800-840-1208 -- 24 hours a day -- 7 days a week.
 o Enter your eleven-digit Control Number which is indicated below.

------------------------------------------------------------------------------
Option 1: To vote as the Board of Directors recommends, press 1.  If you wish to vote separately for the Election of Directors, Proposal 1 and
Proposal 2, press 0.
------------------------------------------------------------------------------
  When you press 1, your vote will be confirmed and cast as you directed. END OF CALL
------------------------------------------------------------------------------
Option 2: If you chose to vote separately for the Election of Directors, Proposal 1 and Proposal 2, you will hear the following instructions:

  Election of   To VOTE FOR ALL nominees, press 1;
  Directors:    To WITHHOLD FOR ALL nominees, press 9;
                To WITHHOLD FOR AN INDIVIDUAL nominee, press 0, enter the two digit number that appears next to the name of the nominee for whom you DO NOT wish to vote.

  Proposal 1    You may make your selection at any time.
  and           To vote FOR, press 1;
  Proposal 2:   To vote AGAINST, press 9;
                To ABSTAIN, press 0.
------------------------------------------------------------------------------

Your vote will be repeated and you will have an opportunity to confirm it.

                              THANK YOU FOR VOTING

                                                        Definitive Copy E

                                                           THRIFT/LTSSP


                  Vanguard Fiduciary Trust Company
                          P.O. Box 2900
                     Valley Forge, PA  19482

            IMPORTANT THRIFT/LTSSP VOTING INSTRUCTIONS

We at Vanguard are pleased to be the Trustee for the Thrift Plan of Phillips Petroleum Company ("Thrift Plan") and the Long-Term Stock Savings Plan of Phillips Petroleum Company ("LTSSP").

This package contains your confidential Voting Direction cards to instruct the Trustee of the Thrift Plan and the LTSSP how to vote shares of Phillips Petroleum Company common stock described on the enclosed card(s). The voting will take place at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler
Avenue, Bartlesville, Oklahoma, on May 7, 2001, at 10:00 a.m.

Also enclosed is the Company's Notice and Proxy Statement for the 2001 Annual Meeting. The Company's 2000 Annual Report was mailed to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (Vanguard Fiduciary Trust Company) should vote.

PLEASE FOLLOW THE INSTRUCTIONS LISTED BELOW CAREFULLY.

NOTE: Only the voting card(s) that apply to you are enclosed.

                           YOUR VOTE IS IMPORTANT!

  The Thrift Plan and LTSSP participants who direct the Trustee how to vote shares held by these plans have an important voice in matters which affect Phillips Petroleum Company.

                        You can vote in one of two ways:
Election 1
----------
------------------------------------------------------------------------------
IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR CANADA, PLEASE FOLLOW THE INSTRUCTIONS BELOW ON OR BEFORE MAY 1, 2001. IF YOU VOTE BY TELEPHONE, PLEASE DO NOT RETURN YOUR CARD(S) BY MAIL.
------------------------------------------------------------------------------

HAVE YOUR VOTING DIRECTION CARD IN HAND.

TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:

 o On a touch-tone telephone call Toll Free 1-800-840-1208 -- 24 hours a day -- 7 days a week.
 o Enter your eleven-digit Control Number which is indicated on the bottom of the Voting Direction card.

------------------------------------------------------------------------------
Option 1: To vote as the Board of Directors recommends, press 1. If you wish to vote separately for the Election of Directors, Proposal 1 and
Proposal 2, press 0.
------------------------------------------------------------------------------
When you press 1, your vote will be confirmed and cast as you directed. END OF CALL
------------------------------------------------------------------------------
Option 2: If you chose to vote separately for the Election of Directors, Proposal 1, and Proposal 2 you will hear the following instructions:

  Election of   To VOTE FOR ALL nominees, press 1;
  Directors:    To WITHHOLD FOR ALL nominees, press 9;
                To WITHHOLD FOR AN INDIVIDUAL nominee, press 0, enter the two digit number that appears next to the name of the nominee for whom you DO NOT wish to vote.

  Proposal 1    You may make your selection at any time.
  and           To vote FOR, press 1;
  Proposal 2:   To vote AGAINST, press 9;
                To ABSTAIN, press 0.
------------------------------------------------------------------------------
Your vote will be repeated and you will have an opportunity to confirm it.

                              OR

Election 2
----------
Mark, sign and date your card(s) and return promptly in the enclosed envelope. Card(s) must be received by May 1, 2001. If you are outside the United States, Puerto Rico or Canada, you must return your voting direction card by mail to vote.

In order to reduce the costs associated with producing and mailing your Annual Report and Proxy Statement in future years, we urge you to elect on your Voting Direction card that you would like to view your Annual Report and Proxy Statement electronically via the Internet. Your election can be revoked at any time by calling 1-800-840-1208. You will continue to receive your Voting Direction card in the mail, regardless of your election.

                                                        Definitive Copy F


                                THRIFT
               THRIFT PLAN CONFIDENTIAL VOTING DIRECTIONS
 Phillips Petroleum Company Annual Meeting of Stockholders May 7, 2001


        The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Thrift Plan of Phillips Petroleum Company ("Thrift Plan") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on May 7, 2001, at 10:00 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

        If Mellon Investor Services LLC, the Tabulator for the
Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by May 1, 2001, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by telephone on or before May 1, 2001, any shares in the Thrift Plan that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.


            This Voting Direction is continued on the reverse side
 ..............................................................................
                             Fold and Detach Here


Phillips Petroleum Company has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.


                            YOUR VOTE IS IMPORTANT!
                        You can vote in one of two ways:

 1. Call toll-free 1-800-840-1208 on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                     or
                                     --

 2. Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

                                 PLEASE VOTE


In order to reduce the costs associated with producing and mailing your Annual Report and Proxy Statement in future years, we urge you to elect on your Voting Direction card that you would like to view your Annual Report and Proxy Statement electronically via the Internet. Your election can be revoked at any time by calling 1-800-840-1208. You will continue to receive Voting Direction card in the mail, regardless of your election.

I direct that shares representing my part of the Thrift Plan be voted by the Trustee as follows:


                                                     Please mark your
                                                     votes as indicated [X]
                                                     in this example

------------------------------------------------------------------------------
Company recommends a vote FOR:  ELECTION OF DIRECTORS:  Nominees:
01 N. Augustine, 02 D. Boren, 03 R. Chappell, 04 R. Devlin, 05 L. Horner,
06 J. Mulva, 07 R. Tobias, 08 V. Tschinkel and 09 K. Turner.

  VOTE FOR         VOTE WITHHELD     *To withhold authority to vote for any
all nominees     from all nominees    nominee write that nominee's name on the
listed above*      listed above       space below.

    [ ]                [ ]            ________________________________________

------------------------------------------------------------------------------

Company recommends a vote FOR:             I consent to future access of the
Proposal 1 to approve the                  Annual Reports and Proxy Statements
designation of the independent             electronically via the Internet.  I
auditors, Ernst & Young LLP.               understand that the Company may no
                                           longer distribute printed materials
  FOR     AGAINST     ABSTAIN              to me for any future Stockholder
  [ ]       [ ]         [ ]                Meeting until such consent is
                                           revoked.  [ ]

Company recommends a vote FOR:
Proposal 2 to authorize the 2002
Omnibus Securities Plan of Phillips
Petroleum Company.

  FOR     AGAINST     ABSTAIN                Unless you vote by telephone,
  [ ]       [ ]         [ ]                  please mark, date, sign and
                                             return this Voting Direction
                                             card for receipt by
                                             May 1, 2001.


                                             Dated:__________________, 2001


                                             ______________________________

                                                       Signature

                                             Your signature on this Voting
                                             Direction card should be exactly
                                             the same as the name imprinted
                                             hereon.
                                                                            T
 ..............................................................................
                             Fold and Detach Here
                                                                            B
------------------------------------------------------------------------------
IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR CANADA, PLEASE FOLLOW THE INSTRUCTIONS BELOW ON OR BEFORE MAY 1, 2001. IF YOU VOTE
BY TELEPHONE, PLEASE DO NOT RETURN YOUR CARD BY MAIL.
------------------------------------------------------------------------------

HAVE YOUR VOTING DIRECTION CARD IN HAND.

TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:

 o On a touch-tone telephone call Toll Free 1-800-840-1208 -- 24 hours a day -- 7 days a week.
 o Enter your eleven-digit Control Number which is indicated below.

------------------------------------------------------------------------------
Option 1: To vote as the Board of Directors recommends, press 1.  If you wish to vote separately for the Election of Directors, Proposal 1 and
Proposal 2, press 0.
------------------------------------------------------------------------------
  When you press 1, your vote will be confirmed and cast as you directed. END OF CALL
------------------------------------------------------------------------------
Option 2: If you chose to vote separately for the Election of Directors, Proposal 1 and Proposal 2, you will hear the following instructions:

  Election of   To VOTE FOR ALL nominees, press 1;
  Directors:    To WITHHOLD FOR ALL nominees, press 9;
                To WITHHOLD FOR AN INDIVIDUAL nominee, press 0, enter the two digit number that appears next to the name of the nominee for whom you DO NOT wish to vote.

  Proposal 1    You may make your selection at any time.
  and           To vote FOR, press 1;
  Proposal 2:   To vote AGAINST, press 9;
                To ABSTAIN, press 0.
------------------------------------------------------------------------------

Your vote will be repeated and you will have an opportunity to confirm it.

                              THANK YOU FOR VOTING

                                                        Definitive Copy G


                                THRIFT
               THRIFT PLAN CONFIDENTIAL VOTING DIRECTIONS
 Phillips Petroleum Company Annual Meeting of Stockholders May 7, 2001


        The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Thrift Plan of Phillips Petroleum Company ("Thrift Plan") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on May 7, 2001, at 10:00 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

        If Mellon Investor Services LLC, the Tabulator for the
Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by May 1, 2001, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by telephone on or before May 1, 2001, any shares in the Thrift Plan that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

Phillips Petroleum Company has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

           YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF TWO WAYS:

 1. Call toll-free 1-800-840-1208 on or before May 1, 2001, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                     or
                                     --

 2. Mark, sign and date your card(s) and return promptly in the enclosed envelope for receipt by May 1, 2001. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.


            This Voting Direction is continued on the reverse side
 ..............................................................................
                             Fold and Detach Here


                                THRIFT
          THRIFT PLAN CONFIDENTIAL FIDUCIARY VOTING DIRECTIONS
 Phillips Petroleum Company Annual Meeting of Stockholders May 7, 2001

        The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Thrift Plan of Phillips Petroleum Company ("Thrift Plan") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on May 7, 2001, at 10:00 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

        I understand that by electing to direct the Trustee's vote of shares which do not represent my own part of the Thrift Plan that I become a fiduciary of the Thrift Plan for voting such shares; that I must act in the best interests of all participants of the Thrift Plan when giving directions for voting shares not representing my part of the Thrift Plan; that I have read and understand my duties as a fiduciary as they are described on page 27 of the Thrift Summary Plan Description/Prospectus dated July 1, 1999; and that I may decline to accept the responsibility of a fiduciary as to such shares by NOT completing or returning this Voting Direction card or NOT voting by telephone.

Phillips Petroleum Company has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

         YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF TWO WAYS:

 1. Call toll-free 1-800-840-1208 on or before May 1, 2001, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                     or
                                     --

 2. Mark, sign and date your card(s) and return promptly in the enclosed envelope for receipt by May 1, 2001. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

            This Voting Direction is continued on the reverse side

I direct that shares representing my part of the Thrift Plan be voted by the Trustee as follows:


                                                     Please mark your
                                                     votes as indicated [X]
                                                     in this example

------------------------------------------------------------------------------
Company recommends a vote FOR:  ELECTION OF DIRECTORS:  Nominees:
01 N. Augustine, 02 D. Boren, 03 R. Chappell, 04 R. Devlin, 05 L. Horner,
06 J. Mulva, 07 R. Tobias, 08 V. Tschinkel and 09 K. Turner.

  VOTE FOR         VOTE WITHHELD     *To withhold authority to vote for any
all nominees     from all nominees    nominee write that nominee's name on the
listed above*      listed above       space below.

    [ ]                [ ]            ________________________________________

------------------------------------------------------------------------------

Company recommends a vote FOR:             I consent to future access of the
Proposal 1 to approve the                  Annual Reports and Proxy Statements
designation of the independent             electronically via the Internet.  I
auditors, Ernst & Young LLP.               understand that the Company may no
                                           longer distribute printed materials
  FOR     AGAINST     ABSTAIN              to me for any future Stockholder
  [ ]       [ ]         [ ]                Meeting until such consent is
                                           revoked.  [ ]

Company recommends a vote FOR:
Proposal 2 to authorize the 2002
Omnibus Securities Plan of Phillips
Petroleum Company.

  FOR     AGAINST     ABSTAIN                Unless you vote by telephone,
  [ ]       [ ]         [ ]                  please mark, date, sign and
                                             return this Voting Direction
                                             card for receipt by
                                             May 1, 2001.


                                             Dated:__________________, 2001


                                             ______________________________

                                                       Signature

                                             Your signature on this Voting
                                             Direction card should be exactly
                                             the same as the name imprinted
                                             hereon.


                                                                           T
                                 PLEASE VOTE
In order to reduce the costs associated with producing and mailing your Annual Report and Proxy Statement in future years, we urge you to elect on your Voting Direction card that you would like to view your Annual Report and Proxy Statement electronically via the Internet. Your election can be revoked at any time by calling 1-800-840-1208. You will continue to receive your Voting Direction card in the mail, regardless of your election.


                             Fold and Detach Here
 ..............................................................................

I direct that my pro rata portion of all shares of stock representing the interest of Thrift Plan participants who fail to give voting direction be voted by the Trustee as follows:


                                                     Please mark your
                                                     votes as indicated [X]
                                                     in this example

------------------------------------------------------------------------------
Company recommends a vote FOR:  ELECTION OF DIRECTORS:  Nominees:
01 N. Augustine, 02 D. Boren, 03 R. Chappell, 04 R. Devlin, 05 L. Horner,
06 J. Mulva, 07 R. Tobias, 08 V. Tschinkel and 09 K. Turner.

  VOTE FOR         VOTE WITHHELD     *To withhold authority to vote for any
all nominees     from all nominees    nominee write that nominee's name on the
listed above*      listed above       space below.

    [ ]                [ ]            ________________________________________

------------------------------------------------------------------------------

Company recommends a vote FOR:             I consent to future access of the
Proposal 1 to approve the                  Annual Reports and Proxy Statements
designation of the independent             electronically via the Internet.  I
auditors, Ernst & Young LLP.               understand that the Company may no
                                           longer distribute printed materials
  FOR     AGAINST     ABSTAIN              to me for any future Stockholder
  [ ]       [ ]         [ ]                Meeting until such consent is
                                           revoked.  [ ]

Company recommends a vote FOR:
Proposal 2 to authorize the 2002
Omnibus Securities Plan of Phillips
Petroleum Company.

  FOR     AGAINST     ABSTAIN                Unless you vote by telephone,
  [ ]       [ ]         [ ]                  please mark, date, sign and
                                             return this Voting Direction
                                             card for receipt by
                                             May 1, 2001.


                                             Dated:__________________, 2001


                                             ______________________________

                                                       Signature

                                             Your signature on this Voting
                                             Direction card should be exactly
                                             the same as the name imprinted
                                             hereon.

                                                                           TF
                                 PLEASE VOTE
In order to reduce the costs associated with producing and mailing your Annual Report and Proxy Statement in future years, we urge you to elect on your Voting Direction card that you would like to view your Annual Report and Proxy Statement electronically via the Internet. Your election can be revoked at any time by calling 1-800-840-1208. You will continue to receive your Voting Direction card in the mail, regardless of your election.

                                                        Definitive Copy H


                                LTSSP
               LTSSP PLAN CONFIDENTIAL VOTING DIRECTIONS
 Phillips Petroleum Company Annual Meeting of Stockholders May 7, 2001


        The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Long-Term Stock Savings Plan of Phillips Petroleum Company ("LTSSP") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on May 7, 2001, at
10:00 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

        If Mellon Investor Services LLC, the Tabulator for the
Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by May 1, 2001, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by telephone on or before May 1, 2001, any shares in the LTSSP that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.


            This Voting Direction is continued on the reverse side
 ..............................................................................
                             Fold and Detach Here


Phillips Petroleum Company has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.


                            YOUR VOTE IS IMPORTANT!
                        You can vote in one of two ways:

 1. Call toll-free 1-800-840-1208 on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                     or
                                     --

 2. Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

                                 PLEASE VOTE


In order to reduce the costs associated with producing and mailing your Annual Report and Proxy Statement in future years, we urge you to elect on your Voting Direction card that you would like to view your Annual Report and Proxy Statement electronically via the Internet. Your election can be revoked at any time by calling 1-800-840-1208. You will continue to receive your Voting Direction card in the mail, regardless of your election.

I direct that shares representing my part of the LTSSP be voted by the Trustee as follows:


                                                     Please mark your
                                                     votes as indicated [X]
                                                     in this example

------------------------------------------------------------------------------
Company recommends a vote FOR:  ELECTION OF DIRECTORS:  Nominees:
01 N. Augustine, 02 D. Boren, 03 R. Chappell, 04 R. Devlin, 05 L. Horner,
06 J. Mulva, 07 R. Tobias, 08 V. Tschinkel and 09 K. Turner.

  VOTE FOR         VOTE WITHHELD     *To withhold authority to vote for any
all nominees     from all nominees    nominee write that nominee's name on the
listed above*      listed above       space below.

    [ ]                [ ]            ________________________________________

------------------------------------------------------------------------------

Company recommends a vote FOR:             I consent to future access of the
Proposal 1 to approve the                  Annual Reports and Proxy Statements
designation of the independent             electronically via the Internet.  I
auditors, Ernst & Young LLP.               understand that the Company may no
                                           longer distribute printed materials
  FOR     AGAINST     ABSTAIN              to me for any future Stockholder
  [ ]       [ ]         [ ]                Meeting until such consent is
                                           revoked.  [ ]

Company recommends a vote FOR:
Proposal 2 to authorize the 2002
Omnibus Securities Plan of Phillips
Petroleum Company.

  FOR     AGAINST     ABSTAIN                Unless you vote by telephone,
  [ ]       [ ]         [ ]                  please mark, date, sign and
                                             return this Voting Direction
                                             card for receipt by
                                             May 1, 2001.


                                             Dated:__________________, 2001


                                             ______________________________

                                                       Signature

                                             Your signature on this Voting
                                             Direction card should be exactly
                                             the same as the name imprinted
                                             hereon.
                                                                            L
 ..............................................................................
                             Fold and Detach Here                           B

------------------------------------------------------------------------------
IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR CANADA, PLEASE FOLLOW THE INSTRUCTIONS BELOW ON OR BEFORE MAY 1, 2001. IF YOU VOTE
BY TELEPHONE, PLEASE DO NOT RETURN YOUR CARD BY MAIL.
------------------------------------------------------------------------------

HAVE YOUR VOTING DIRECTION CARD IN HAND.

TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:

 o On a touch-tone telephone call Toll Free 1-800-840-1208 -- 24 hours a day -- 7 days a week.
 o Enter your eleven-digit Control Number which is indicated below.

------------------------------------------------------------------------------
Option 1: To vote as the Board of Directors recommends, press 1.  If you wish to vote separately for the Election of Directors, Proposal 1 and
Proposal 2, press 0.
------------------------------------------------------------------------------
  When you press 1, your vote will be confirmed and cast as you directed. END OF CALL
------------------------------------------------------------------------------
Option 2: If you chose to vote separately for the Election of Directors, Proposal 1 and Proposal 2, you will hear the following instructions:

  Election of   To VOTE FOR ALL nominees, press 1;
  Directors:    To WITHHOLD FOR ALL nominees, press 9;
                To WITHHOLD FOR AN INDIVIDUAL nominee, press 0, enter the two digit number that appears next to the name of the nominee for whom you DO NOT wish to vote.

  Proposal 1    You may make your selection at any time.
  and           To vote FOR, press 1;
  Proposal 2:   To vote AGAINST, press 9;
                To ABSTAIN, press 0.
------------------------------------------------------------------------------

Your vote will be repeated and you will have an opportunity to confirm it.

                              THANK YOU FOR VOTING

                                                        Definitive Copy I


                                LTSSP
                 LTSSP CONFIDENTIAL VOTING DIRECTIONS
 Phillips Petroleum Company Annual Meeting of Stockholders May 7, 2001


        The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Long-Term Stock Savings Plan of Phillips Petroleum Company ("LTSSP") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on May 7, 2001, at
10:00 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

        If Mellon Investor Services LLC, the Tabulator for the
Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by May 1, 2001, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by telephone on or before May 1, 2001, any shares in the LTSSP that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

Phillips Petroleum Company has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

            YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF TWO WAYS:

 1. Call toll-free 1-800-840-1208 on or before May 1, 2001, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                     or
                                     --

 2. Mark, sign and date your Voting Direction card and return promptly in the enclosed envelope for receipt by May 1, 2001. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.


            This Voting Direction is continued on the reverse side
 ..............................................................................
                             Fold and Detach Here


                                LTSSP
           LTSSP CONFIDENTIAL FIDUCIARY VOTING DIRECTIONS
 Phillips Petroleum Company Annual Meeting of Stockholders May 7, 2001

        The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Long-Term Stock Savings Plan of Phillips Petroleum Company ("LTSSP") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on May 7, 2001, at
10:00 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

        I understand that by electing to direct the Trustee's vote of shares which do not represent my own part of the LTSSP that I become a fiduciary of the LTSSP for voting such shares; that I must act in the best interests of all participants of the LTSSP when giving directions for voting shares not representing my part of the LTSSP; that I have read and understand my duties as a fiduciary as they are described on pages 17 and 18 of the LTSSP Summary Plan Description/Prospectus dated July 1, 1999; and that I may decline to accept the responsibility of a fiduciary as to such shares by NOT completing or returning this Voting Direction card or NOT voting by telephone.

Phillips Petroleum Company has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

           YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF TWO WAYS:

 1. Call toll-free 1-800-840-1208 on or before May 1, 2001, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                     or
                                     --

 2. Mark, sign and date your Voting Direction card and return promptly in the enclosed envelope for receipt by May 1, 2001. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

            This Voting Direction is continued on the reverse side

I direct that shares representing my part of the LTSSP be voted by the Trustee as follows:


                                                     Please mark your
                                                     votes as indicated [X]
                                                     in this example

------------------------------------------------------------------------------
Company recommends a vote FOR:  ELECTION OF DIRECTORS:  Nominees:
01 N. Augustine, 02 D. Boren, 03 R. Chappell, 04 R. Devlin, 05 L. Horner,
06 J. Mulva, 07 R. Tobias, 08 V. Tschinkel and 09 K. Turner.

  VOTE FOR         VOTE WITHHELD     *To withhold authority to vote for any
all nominees     from all nominees    nominee write that nominee's name on the
listed above*      listed above       space below.

    [ ]                [ ]            ________________________________________

------------------------------------------------------------------------------

Company recommends a vote FOR:             I consent to future access of the
Proposal 1 to approve the                  Annual Reports and Proxy Statements
designation of the independent             electronically via the Internet.  I
auditors, Ernst & Young LLP.               understand that the Company may no
                                           longer distribute printed materials
  FOR     AGAINST     ABSTAIN              to me for any future Stockholder
  [ ]       [ ]         [ ]                Meeting until such consent is
                                           revoked.  [ ]

Company recommends a vote FOR:
Proposal 2 to authorize the 2002
Omnibus Securities Plan of Phillips
Petroleum Company.

  FOR     AGAINST     ABSTAIN                Unless you vote by telephone,
  [ ]       [ ]         [ ]                  please mark, date, sign and
                                             return this Voting Direction
                                             card for receipt by
                                             May 1, 2001.


                                             Dated:__________________, 2001


                                             ______________________________

                                                       Signature

                                             Your signature on this Voting
                                             Direction card should be exactly
                                             the same as the name imprinted
                                             hereon.

                                                                            L
                                 PLEASE VOTE
In order to reduce the costs associated with producing and mailing your Annual Report and Proxy Statement in future years, we urge you to elect on your proxy card that you would like to view your Annual Report and Proxy Statement electronically via the Internet. Your election can be revoked at any time by calling 1-800-840-1208. You will continue to receive your proxy card in the mail, regardless of your election.

                             Fold and Detach Here
 ..............................................................................

I direct that my pro rata portion of (1) all unallocated shares of stock in the Employer Stock Fund and (2) all shares of stock representing the interest of LTSSP participants who fail to give voting direction be voted by the Trustee as follows:


                                                     Please mark your
                                                     votes as indicated [X]
                                                     in this example

------------------------------------------------------------------------------
Company recommends a vote FOR:  ELECTION OF DIRECTORS:  Nominees:
01 N. Augustine, 02 D. Boren, 03 R. Chappell, 04 R. Devlin, 05 L. Horner,
06 J. Mulva, 07 R. Tobias, 08 V. Tschinkel and 09 K. Turner.

  VOTE FOR         VOTE WITHHELD     *To withhold authority to vote for any
all nominees     from all nominees    nominee write that nominee's name on the
listed above*      listed above       space below.

    [ ]                [ ]            ________________________________________

------------------------------------------------------------------------------

Company recommends a vote FOR:             I consent to future access of the
Proposal 1 to approve the                  Annual Reports and Proxy Statements
designation of the independent             electronically via the Internet.  I
auditors, Ernst & Young LLP.               understand that the Company may no
                                           longer distribute printed materials
  FOR     AGAINST     ABSTAIN              to me for any future Stockholder
  [ ]       [ ]         [ ]                Meeting until such consent is
                                           revoked.  [ ]

Company recommends a vote FOR:
Proposal 2 to authorize the 2002
Omnibus Securities Plan of Phillips
Petroleum Company.

  FOR     AGAINST     ABSTAIN                Unless you vote by telephone,
  [ ]       [ ]         [ ]                  please mark, date, sign and
                                             return this Voting Direction
                                             card for receipt by
                                             May 1, 2001.


                                             Dated:__________________, 2001


                                             ______________________________

                                                       Signature

                                             Your signature on this Voting
                                             Direction card should be exactly
                                             the same as the name imprinted
                                             hereon.

                                                                           LF
                                 PLEASE VOTE
In order to reduce the costs associated with producing and mailing your Annual Report and Proxy Statement in future years, we urge you to elect on your proxy card that you would like to view your Annual Report and Proxy Statement electronically via the Internet. Your election can be revoked at any time by calling 1-800-840-1208. You will continue to receive your proxy card in the mail, regardless of your election.

                                                        Definitive Copy J


                                THRIFT
               THRIFT PLAN CONFIDENTIAL VOTING DIRECTIONS
 Phillips Petroleum Company Annual Meeting of Stockholders May 7, 2001


        The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Thrift Plan of Phillips Petroleum Company ("Thrift Plan") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on May 7, 2001, at 10:00 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

        If Mellon Investor Services LLC, the Tabulator for the
Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by May 1, 2001, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by telephone on or before May 1, 2001, any shares in the Thrift Plan that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

Phillips Petroleum Company has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

          YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF TWO WAYS:

 1. Call toll-free 1-800-840-1208 on or before May 1, 2001, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                     or
                                     --

 2. Mark, sign and date your Voting Direction card(s) and return promptly in the enclosed envelope for receipt by May 1, 2001. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.


            This Voting Direction is continued on the reverse side
 ..............................................................................
                             Fold and Detach Here

                                LTSSP
                 LTSSP CONFIDENTIAL VOTING DIRECTIONS
 Phillips Petroleum Company Annual Meeting of Stockholders May 7, 2001


        The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Long-Term Stock Savings Plan of Phillips Petroleum Company ("LTSSP") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on May 7, 2001, at
10:00 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

        If Mellon Investor Services LLC, the Tabulator for the
Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by May 1, 2001, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by telephone on or before May 1, 2001, any shares in the LTSSP that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

Phillips Petroleum Company has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

             YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF TWO WAYS:

 1. Call toll-free 1-800-840-1208 on or before May 1, 2001, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                     or
                                     --

 2. Mark, sign and date your Voting Direction card(s) and return promptly in the enclosed envelope for receipt by May 1, 2001. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.


            This Voting Direction is continued on the reverse side

I direct that shares representing my part of the Thrift Plan be voted by the Trustee as follows:


                                                     Please mark your
                                                     votes as indicated [X]
                                                     in this example

------------------------------------------------------------------------------
Company recommends a vote FOR:  ELECTION OF DIRECTORS:  Nominees:
01 N. Augustine, 02 D. Boren, 03 R. Chappell, 04 R. Devlin, 05 L. Horner,
06 J. Mulva, 07 R. Tobias, 08 V. Tschinkel and 09 K. Turner.

  VOTE FOR         VOTE WITHHELD     *To withhold authority to vote for any
all nominees     from all nominees    nominee write that nominee's name on the
listed above*      listed above       space below.

    [ ]                [ ]            ________________________________________

------------------------------------------------------------------------------

Company recommends a vote FOR:             I consent to future access of the
Proposal 1 to approve the                  Annual Reports and Proxy Statements
designation of the independent             electronically via the Internet.  I
auditors, Ernst & Young LLP.               understand that the Company may no
                                           longer distribute printed materials
  FOR     AGAINST     ABSTAIN              to me for any future Stockholder
  [ ]       [ ]         [ ]                Meeting until such consent is
                                           revoked.  [ ]

Company recommends a vote FOR:
Proposal 2 to authorize the 2002
Omnibus Securities Plan of Phillips
Petroleum Company.

  FOR     AGAINST     ABSTAIN                Unless you vote by telephone,
  [ ]       [ ]         [ ]                  please mark, date, sign and
                                             return this Voting Direction
                                             card for receipt by
                                             May 1, 2001.


                                             Dated:__________________, 2001


                                             ______________________________

                                                       Signature

                                             Your signature on this Voting
                                             Direction card should be exactly
                                             the same as the name imprinted
                                             hereon.

                                                                           T
                                 PLEASE VOTE
In order to reduce the costs associated with producing and mailing your Annual Report and Proxy Statement in future years, we urge you to elect on your Voting Direction card that you would like to view your Annual Report and Proxy Statement electronically via the Internet. Your election can be revoked at any time by calling 1-800-840-1208. You will continue to receive your Voting Direction card in the mail, regardless of your election.

                             Fold and Detach Here
 ..............................................................................

I direct that shares representing my part of the LTSSP be voted by the Trustee as follows:


                                                     Please mark your
                                                     votes as indicated [X]
                                                     in this example

------------------------------------------------------------------------------
Company recommends a vote FOR:  ELECTION OF DIRECTORS:  Nominees:
01 N. Augustine, 02 D. Boren, 03 R. Chappell, 04 R. Devlin, 05 L. Horner,
06 J. Mulva, 07 R. Tobias, 08 V. Tschinkel and 09 K. Turner.

  VOTE FOR         VOTE WITHHELD     *To withhold authority to vote for any
all nominees     from all nominees    nominee write that nominee's name on the
listed above*      listed above       space below.

    [ ]                [ ]            ________________________________________

------------------------------------------------------------------------------

Company recommends a vote FOR:             I consent to future access of the
Proposal 1 to approve the                  Annual Reports and Proxy Statements
designation of the independent             electronically via the Internet.  I
auditors, Ernst & Young LLP.               understand that the Company may no
                                           longer distribute printed materials
  FOR     AGAINST     ABSTAIN              to me for any future Stockholder
  [ ]       [ ]         [ ]                Meeting until such consent is
                                           revoked.  [ ]

Company recommends a vote FOR:
Proposal 2 to authorize the 2002
Omnibus Securities Plan of Phillips
Petroleum Company.

  FOR     AGAINST     ABSTAIN                Unless you vote by telephone,
  [ ]       [ ]         [ ]                  please mark, date, sign and
                                             return this Voting Direction
                                             card for receipt by
                                             May 1, 2001.


                                             Dated:__________________, 2001


                                             ______________________________

                                                       Signature

                                             Your signature on this Voting
                                             Direction card should be exactly
                                             the same as the name imprinted
                                             hereon.

                                                                             L

                                 PLEASE VOTE
In order to reduce the costs associated with producing and mailing your Annual Report and Proxy Statement in future years, we urge you to elect on your Voting Direction card that you would like to view your Annual Report and Proxy Statement electronically via the Internet. Your election can be revoked at any time by calling 1-800-840-1208. You will continue to receive your Voting Direction card in the mail, regardless of your election.

                                                        Definitive Copy K


                                LTSSP
                 LTSSP CONFIDENTIAL VOTING DIRECTIONS
 Phillips Petroleum Company Annual Meeting of Stockholders May 7, 2001


        The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Long-Term Stock Savings Plan of Phillips Petroleum Company ("LTSSP") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on May 7, 2001, at
10:00 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

        If Mellon Investor Services LLC, the Tabulator for the
Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by May 1, 2001, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by telephone on or before May 1, 2001, any shares in the LTSSP that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

Phillips Petroleum Company has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

          YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF TWO WAYS:

 1. Call toll-free 1-800-840-1208 on or before May 1, 2000, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                     or
                                     --

 2. Mark, sign and date your Voting Direction card(s) and return promptly in the enclosed envelope for receipt by May 1, 2000. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.


            This Voting Direction is continued on the reverse side
 ..............................................................................
                             Fold and Detach Here


                                LTSSP
           LTSSP CONFIDENTIAL FIDUCIARY VOTING DIRECTIONS
 Phillips Petroleum Company Annual Meeting of Stockholders May 7, 2001

        The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Long-Term Stock Savings Plan of Phillips Petroleum Company ("LTSSP") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on May 7, 2001, at
10:00 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

        I understand that by electing to direct the Trustee's vote of shares which do not represent my own part of the LTSSP that I become a fiduciary of the LTSSP for voting such shares; that I must act in the best interests of all participants of the LTSSP when giving directions for voting shares not representing my part of the LTSSP; that I have read and understand my duties as a fiduciary as they are described on pages 17 and 18 of the LTSSP Summary Plan Description/Prospectus dated July 1, 1999; and that I may decline to accept the responsibility of a fiduciary as to such shares by NOT completing or returning this Voting Direction card or NOT voting by telephone.

Phillips Petroleum Company has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

          YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF TWO WAYS:

 1. Call toll-free 1-800-840-1208 on or before May 1, 2001, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                     or
                                     --

 2. Mark, sign and date your Voting Direction card and return promptly in the enclosed envelope for receipt by May 1, 2001. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

            This Voting Direction is continued on the reverse side

                                THRIFT
               THRIFT PLAN CONFIDENTIAL VOTING DIRECTIONS
 Phillips Petroleum Company Annual Meeting of Stockholders May 7, 2001


        The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Thrift Plan of Phillips Petroleum Company ("Thrift Plan") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on May 7, 2001, at 10:00 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

        If Mellon Investor Services LLC, the Tabulator for the
Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by May 1, 2001, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by telephone on or before May 1, 2001, any shares in the Thrift Plan that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

Phillips Petroleum Company has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

          YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF TWO WAYS:

 1. Call toll-free 1-800-840-1208 on or before May 1, 2001, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                     or
                                     --

 2. Mark, sign and date your Voting Direction card(s) and return promptly in the enclosed envelope for receipt by May 1, 2001. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.


            This Voting Direction is continued on the reverse side
 ..............................................................................
                             Fold and Detach Here


                                THRIFT
          THRIFT PLAN CONFIDENTIAL FIDUCIARY VOTING DIRECTIONS
 Phillips Petroleum Company Annual Meeting of Stockholders May 7, 2001

        The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Thrift Plan of Phillips Petroleum Company ("Thrift Plan") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on May 7, 2001, at 10:00 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

        I understand that by electing to direct the Trustee's vote of shares which do not represent my own part of the Thrift Plan that I become a fiduciary of the Thrift Plan for voting such shares; that I must act in the best interests of all participants of the Thrift Plan when giving directions for voting shares not representing my part of the Thrift Plan; that I have read and understand my duties as a fiduciary as they are described on page 27 of the Thrift Summary Plan Description/Prospectus dated July 1, 1999; and that I may decline to accept the responsibility of a fiduciary as to such shares by NOT completing or returning this Voting Direction card or NOT voting by telephone.

Phillips Petroleum Company has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

          YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF TWO WAYS:

 1. Call toll-free 1-800-840-1208 on or before May 1, 2001, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                     or
                                     --

 2. Mark, sign and date your card(s) and return promptly in the enclosed envelope for receipt by May 1, 2001. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

            This Voting Direction is continued on the reverse side

I direct that shares representing my part of the Thrift Plan be voted by the Trustee as follows:


                                                     Please mark your
                                                     votes as indicated [X]
                                                     in this example

------------------------------------------------------------------------------
Company recommends a vote FOR:  ELECTION OF DIRECTORS:  Nominees:
01 N. Augustine, 02 D. Boren, 03 R. Chappell, 04 R. Devlin, 05 L. Horner,
06 J. Mulva, 07 R. Tobias, 08 V. Tschinkel and 09 K. Turner.

  VOTE FOR         VOTE WITHHELD     *To withhold authority to vote for any
all nominees     from all nominees    nominee write that nominee's name on the
listed above*      listed above       space below.

    [ ]                [ ]            ________________________________________

------------------------------------------------------------------------------

Company recommends a vote FOR:             I consent to future access of the
Proposal 1 to approve the                  Annual Reports and Proxy Statements
designation of the independent             electronically via the Internet.  I
auditors, Ernst & Young LLP.               understand that the Company may no
                                           longer distribute printed materials
  FOR     AGAINST     ABSTAIN              to me for any future Stockholder
  [ ]       [ ]         [ ]                Meeting until such consent is
                                           revoked.  [ ]

Company recommends a vote FOR:
Proposal 2 to authorize the 2002
Omnibus Securities Plan of Phillips
Petroleum Company.

  FOR     AGAINST     ABSTAIN                Unless you vote by telephone,
  [ ]       [ ]         [ ]                  please mark, date, sign and
                                             return this Voting Direction
                                             card for receipt by
                                             May 1, 2001.


                                             Dated:__________________, 2001


                                             ______________________________

                                                       Signature

                                             Your signature on this Voting
                                             Direction card should be exactly
                                             the same as the name imprinted
                                             hereon.

                                                                            T
                                 PLEASE VOTE
In order to reduce the costs associated with producing and mailing your Annual Report and Proxy Statement in future years, we urge you to elect on your Voting Direction card that you would like to view your Annual Report and Proxy Statement electronically via the Internet. Your election can be revoked at any time by calling 1-800-840-1208. You will continue to receive your Voting Direction card in the mail, regardless of your election.

                             Fold and Detach Here
 ..............................................................................

I direct that my pro rata portion of all shares of stock representing the interest of Thrift Plan participants who fail to give voting direction be voted by the Trustee as follows:


                                                     Please mark your
                                                     votes as indicated [X]
                                                     in this example

------------------------------------------------------------------------------
Company recommends a vote FOR:  ELECTION OF DIRECTORS:  Nominees:
01 N. Augustine, 02 D. Boren, 03 R. Chappell, 04 R. Devlin, 05 L. Horner,
06 J. Mulva, 07 R. Tobias, 08 V. Tschinkel and 09 K. Turner.

  VOTE FOR         VOTE WITHHELD     *To withhold authority to vote for any
all nominees     from all nominees    nominee write that nominee's name on the
listed above*      listed above       space below.

    [ ]                [ ]            ________________________________________

------------------------------------------------------------------------------

Company recommends a vote FOR:             I consent to future access of the
Proposal 1 to approve the                  Annual Reports and Proxy Statements
designation of the independent             electronically via the Internet.  I
auditors, Ernst & Young LLP.               understand that the Company may no
                                           longer distribute printed materials
  FOR     AGAINST     ABSTAIN              to me for any future Stockholder
  [ ]       [ ]         [ ]                Meeting until such consent is
                                           revoked.  [ ]

Company recommends a vote FOR:
Proposal 2 to authorize the 2002
Omnibus Securities Plan of Phillips
Petroleum Company.

  FOR     AGAINST     ABSTAIN                Unless you vote by telephone,
  [ ]       [ ]         [ ]                  please mark, date, sign and
                                             return this Voting Direction
                                             card for receipt by
                                             May 1, 2001.


                                             Dated:__________________, 2001


                                             ______________________________

                                                       Signature

                                             Your signature on this Voting
                                             Direction card should be exactly
                                             the same as the name imprinted
                                             hereon.

                                                                           TF
                                 PLEASE VOTE
In order to reduce the costs associated with producing and mailing your Annual Report and Proxy Statement in future years, we urge you to elect on your Voting Direction card that you would like to view your Annual Report and Proxy Statement electronically via the Internet. Your election can be revoked at any time by calling 1-800-840-1208. You will continue to receive your Voting Direction card in the mail, regardless of your election.

I direct that shares representing my part of the LTSSP be voted by the Trustee as follows:


                                                     Please mark your
                                                     votes as indicated [X]
                                                     in this example

------------------------------------------------------------------------------
Company recommends a vote FOR:  ELECTION OF DIRECTORS:  Nominees:
01 N. Augustine, 02 D. Boren, 03 R. Chappell, 04 R. Devlin, 05 L. Horner,
06 J. Mulva, 07 R. Tobias, 08 V. Tschinkel and 09 K. Turner.

  VOTE FOR         VOTE WITHHELD     *To withhold authority to vote for any
all nominees     from all nominees    nominee write that nominee's name on the
listed above*      listed above       space below.

    [ ]                [ ]            ________________________________________

------------------------------------------------------------------------------

Company recommends a vote FOR:             I consent to future access of the
Proposal 1 to approve the                  Annual Reports and Proxy Statements
designation of the independent             electronically via the Internet.  I
auditors, Ernst & Young LLP.               understand that the Company may no
                                           longer distribute printed materials
  FOR     AGAINST     ABSTAIN              to me for any future Stockholder
  [ ]       [ ]         [ ]                Meeting until such consent is
                                           revoked.  [ ]

Company recommends a vote FOR:
Proposal 2 to authorize the 2002
Omnibus Securities Plan of Phillips
Petroleum Company.

  FOR     AGAINST     ABSTAIN                Unless you vote by telephone,
  [ ]       [ ]         [ ]                  please mark, date, sign and
                                             return this Voting Direction
                                             card for receipt by
                                             May 1, 2001.


                                             Dated:__________________, 2001


                                             ______________________________

                                                       Signature

                                             Your signature on this Voting
                                             Direction card should be exactly
                                             the same as the name imprinted
                                             hereon.

                                                                            L
                                 PLEASE VOTE
In order to reduce the costs associated with producing and mailing your Annual Report and Proxy Statement in future years, we urge you to elect on your Voting Direction card that you would like to view your Annual Report and Proxy Statement electronically via the Internet. Your election can be revoked at any time by calling 1-800-840-1208. You will continue to receive your Voting Direction card in the mail, regardless of your election.

                             Fold and Detach Here
 ..............................................................................

I direct that my pro rata portion of (1) all unallocated shares of stock in the Employer Stock Fund and (2) all shares of stock representing the interest of LTSSP participants who fail to give voting direction be voted by the Trustee as follows:


                                                     Please mark your
                                                     votes as indicated [X]
                                                     in this example

------------------------------------------------------------------------------
Company recommends a vote FOR:  ELECTION OF DIRECTORS:  Nominees:
01 N. Augustine, 02 D. Boren, 03 R. Chappell, 04 R. Devlin, 05 L. Horner,
06 J. Mulva, 07 R. Tobias, 08 V. Tschinkel and 09 K. Turner.

  VOTE FOR         VOTE WITHHELD     *To withhold authority to vote for any
all nominees     from all nominees    nominee write that nominee's name on the
listed above*      listed above       space below.

    [ ]                [ ]            ________________________________________

------------------------------------------------------------------------------

Company recommends a vote FOR:             I consent to future access of the
Proposal 1 to approve the                  Annual Reports and Proxy Statements
designation of the independent             electronically via the Internet.  I
auditors, Ernst & Young LLP.               understand that the Company may no
                                           longer distribute printed materials
  FOR     AGAINST     ABSTAIN              to me for any future Stockholder
  [ ]       [ ]         [ ]                Meeting until such consent is
                                           revoked.  [ ]

Company recommends a vote FOR:
Proposal 2 to authorize the 2002
Omnibus Securities Plan of Phillips
Petroleum Company.

  FOR     AGAINST     ABSTAIN                Unless you vote by telephone,
  [ ]       [ ]         [ ]                  please mark, date, sign and
                                             return this Voting Direction
                                             card for receipt by
                                             May 1, 2001.


                                             Dated:__________________, 2001


                                             ______________________________

                                                       Signature

                                             Your signature on this Voting
                                             Direction card should be exactly
                                             the same as the name imprinted
                                             hereon.

                                                                            LF
                                 PLEASE VOTE
In order to reduce the costs associated with producing and mailing your Annual Report and Proxy Statement in future years, we urge you to elect on your Voting Direction card that you would like to view your Annual Report and Proxy Statement electronically via the Internet. Your election can be revoked at any time by calling 1-800-840-1208. You will continue to receive your Voting Direction card in the mail, regardless of your election.

                                                         Definitive Copy L


                  SPECIAL TELEPHONE VOTING INFORMATION

Your eleven-digit Control Number for telephone voting is located in the lower right hand corner of each Voting Direction card. If you choose to vote by telephone, you must make a separate phone call to vote each Control Number. There is no charge to you for these calls.

                                                        Definitive Copy M



                         Canada Trust Company




Date:        29 March 2001




To:  Participants in the Phillips Petroleum Resources, Ltd.
     Employee Savings Plan



Dear Participant,

In the attached Report and Accounts you will find a notice to Shareholders convening the Annual General Meeting to be held on Monday 7th May 2001 and a Proxy Statement. Your attention is drawn to the fact that it is Canada Trust Company, the Trustee of the Plan and the registered holder of the shares, who has the right to attend and vote at the Meeting.

However, you are entitled to instruct the Trustee on how to vote on the resolutions to be proposed at the Meeting. If you wish to do so, you should complete the enclosed Voting Instruction Form and return it, using the enclosed pre-paid envelope, to reach Canada Trust Company by not later than 2:00 p.m. on Friday 27th April 2001.

If you do not instruct the Trustee on how to vote, your shares will be voted in the same way and in the same proportions as those for which the Trustee receives directions from other participants.




Yours faithfully



CANADA TRUST COMPANY

                                                        Definitive Copy N


                   PHILLIPS PETROLEUM RESOURCES, LTD.
                        EMPLOYEE SAVINGS PLAN


                       VOTING INSTRUCTION FORM
     Should you wish to vote, please complete and return this entire form.



     -----------------------------------------------------------------

I, the undersigned being a participant in the Plan, hereby instruct Canada Trust Company, the Trustee of the Plan, to vote or cause to be voted any Common Stock of Phillips Petroleum Company held by it on my behalf at the 2001 Annual Meeting of Stockholders to be held on Monday 7th May 2001 or at any adjournment thereof as follows:

PLEASE INDICATE WITH AN "X" IN THE APPROPRIATE BOX HOW YOU WISH YOUR VOTE TO BE CAST.

The Company recommends a vote FOR:

        ELECTION OF DIRECTORS:  Nominees: N. Augustine, D. Boren,
        R. Chappell, Jr., R. Devlin, L. Horner, J. Mulva, R. Tobias,
        V. Tschinkel and K. Turner.

[ ]     VOTE FOR all nominees listed above*

[ ]     VOTE WITHHELD from all nominees listed above

*To withhold authority to vote for any nominee write the nominee's name in the space below.

         -------------------------------------------------------------

The Company recommends a vote FOR:

     PROPOSAL 1:    To approve designation of the independent auditors,
                    Ernst & Young L.L.P.:

                    FOR [ ]       AGAINST [ ]         ABSTAIN [ ]

     PROPOSAL 2:    To authorize the 2002 Omnibus Securities Plan of
                    Phillips Petroleum Company:

                    FOR [ ]       AGAINST [ ]         ABSTAIN [ ]





NAME (in block capitals please)............................................

SIGNATURE..................................................................

DATE.......................................................................



NOTES:    1.   Full details of the items are contained in the enclosed
               Proxy Statement.
          2.   To be effective this form of direction must be mailed using the enclosed pre-paid envelope to reach the Trustee no later than 2 p.m. on Friday, 27th April 2001.
          3.   If the Trustee does not receive any voting direction from
               you, your shares will be voted in the same way and in the same proportions as those for which the Trustee receives directions from other participants.

THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL AND WILL NOT DIVULGE YOUR DIRECTIONS TO PHILLIPS PETROLEUM COMPANY OR ANY
OF ITS SUBSIDIARY COMPANIES.

                                                        Definitive Copy O


ENGLISH VERSION OF GERMAN LETTER
--------------------------------

          Hill Samuel Offshore Trust Company Ltd



Date:    29 March 2001

To  :    Participants in the Phillips Petroleum Overseas
         Stock Savings Plan (Emden-Germany)


Dear Participant,

In the attached Report and Accounts you will find a notice to Shareholders convening the Annual General Meeting to be held on Monday 7th May 2001 and a proxy statement. Your attention is drawn to the fact that it is the Trustee of the Stock Savings Plan who is the registered holder of the shares and who, therefore, has the right to attend and vote at the Meeting.

However, you are entitled to instruct the Trustee on how to vote on the resolutions to be proposed at the Meeting. If you wish to do so, you should complete the enclosed Voting Instruction Form and return it, using the enclosed pre-addressed envelope, to reach the Trustee by no later than 2:00 p.m. on Friday 27th April 2001.

If you do not instruct the Trustee on how to vote, your shares will be voted in the same way and in the same proportions as those for which the Trustee receives directions from other participants. Results of the Plan's voting will also be used to vote a portion of the Phillips Petroleum Company Compensation and Benefits Stock Arrangement Trust.

As you will see the attached documentation is in English. Should you require any help in understanding the documentation, please do not hesitate to contact your Employee Relations Department.


Yours faithfully



HILL SAMUEL OFFSHORE TRUST COMPANY LIMITED

                                                       Definitive Copy P


                PHILLIPS PETROLEUM OVERSEAS
             STOCK SAVINGS PLAN (EMDEN-GERMANY)

                  VOTING INSTRUCTION FORM
   Should you wish to vote, please complete and return this entire form.


    -----------------------------------------------------

I, the undersigned being a participant in the Plan, hereby instruct Hill Samuel Offshore Trust Company Limited (the Trustee of the Plan) to vote or cause to be voted any Common Stock of Phillips Petroleum Company held by them on my behalf and entitled to vote at the 2001 Annual Meeting of Stockholders to be held on Monday 7th May 2001 or at any adjournment thereof.

PLEASE INDICATE WITH AN "X" IN THE APPROPRIATE BOX HOW YOU WISH YOUR VOTE TO BE CAST.

The Company recommends a vote FOR:

        ELECTION OF DIRECTORS:  Nominees: N. Augustine, D. Boren,
        R. Chappell, Jr., R. Devlin, L. Horner, J. Mulva, R. Tobias,
        V. Tschinkel and K. Turner.


[ ]  VOTE FOR all nominees listed above*

[ ]  VOTE WITHHELD from all nominees listed above

*To withhold authority to vote for any nominee write the nominee's name in the space below.

--------------------------------------------------------------------------

The Company recommends a vote FOR:

PROPOSAL 1:    To approve designation of the independent auditors, Ernst &
               Young L.L.P.:

               FOR [ ]         AGAINST [ ]          ABSTAIN [ ]

PROPOSAL 2:    To authorize the 2002 Omnibus Securities Plan of
               Phillips Petroleum Company:

               FOR [ ]         AGAINST [ ]          ABSTAIN [ ]



NAME (in block capitals please)............................................

SIGNATURE..................................................................

DATE.......................................................................


NOTES: 1.   Full details of the items are contained in the enclosed Proxy
            Statement.
       2.   To be effective this form of direction must be mailed using the enclosed pre-addressed envelope to reach the Trustee no later than 2 p.m. on Friday 27th April 2001.
       3.   If the Trustee does not receive any voting direction from you, your shares will be voted in the same way and in the same proportions as those for which the Trustee receives directions from other participants. Results of the Plan's voting will also be used to vote a portion of the Phillips Petroleum
            Company Compensation and Benefits Stock Arrangement Trust.

THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL AND WILL NOT DIVULGE YOUR DIRECTIONS TO PHILLIPS PETROLEUM COMPANY OR ANY
OF ITS SUBSIDIARY COMPANIES.

                                                         Definitive Copy Q


ENGLISH VERSION OF NORWEGIAN LETTER
-----------------------------------

          Hill Samuel Offshore Trust Company Ltd



Date:    29 March 2001

To  :    Participants in the Phillips Petroleum Overseas
         Stock Savings Plan (Norway)


Dear Participant,

In the attached Report and Accounts you will find a notice to Shareholders convening the Annual General Meeting to be held on Monday 7th May 2001 and a proxy statement. Your attention is drawn to the fact that it is the Trustee of the Stock Savings Plan who is the registered holder of the shares and who, therefore, has the right to attend and vote at the Meeting.

However, you are entitled to instruct the Trustee on how to vote on the resolutions to be proposed at the Meeting. If you wish to do so, you should complete the enclosed Voting Instruction Form and return it, using the enclosed pre-addressed envelope, to reach the Trustee by no later than 2:00 p.m. on Friday 27th April 2001.

If you do not instruct the Trustee on how to vote, your shares will be voted in the same way and in the same proportions as those for which the Trustee receives directions from other participants. Results of the Plan's voting will also be used to vote a portion of the Phillips Petroleum Company Compensation and Benefits Stock Arrangement Trust.

As you will see the attached documentation is in English. Should you require any help in understanding the documentation, please do not hesitate to contact your Employee Relations Department.


Yours faithfully


HILL SAMUEL OFFSHORE TRUST COMPANY LIMITED

                                                         Definitive Copy R


                PHILLIPS PETROLEUM OVERSEAS
                STOCK SAVINGS PLAN (NORWAY)

                  VOTING INSTRUCTION FORM
   Should you wish to vote, please complete and return this entire form.



     -----------------------------------------------------------

I, the undersigned being a participant in the Plan, hereby instruct Hill Samuel Offshore Trust Company Limited (the Trustee of the Plan) to vote or cause to be voted any Common Stock of Phillips Petroleum Company held by them on my behalf and entitled to vote at the 2001 Annual Meeting of Stockholders to be held on Monday 7th May 2001 or at any adjournment thereof.

PLEASE INDICATE WITH AN "X" IN THE APPROPRIATE BOX HOW YOU WISH YOUR VOTE TO BE CAST.

The Company recommends a vote FOR:

        ELECTION OF DIRECTORS:  Nominees: N. Augustine, D. Boren,
        R. Chappell, Jr., R. Devlin, L. Horner, J. Mulva, R. Tobias,
        V. Tschinkel and K. Turner.


[ ]  VOTE FOR all nominees listed above*

[ ]  VOTE WITHHELD from all nominees listed above

*To withhold authority to vote for any nominee write the nominee's name in the space below.

--------------------------------------------------------------------------

The Company recommends a vote FOR:

PROPOSAL 1:    To approve designation of the independent auditors, Ernst &
               Young L.L.P.:

               FOR [ ]         AGAINST [ ]          ABSTAIN [ ]

PROPOSAL 2:    To authorize the 2002 Omnibus Securities Plan of
               Phillips Petroleum Company:

               FOR [ ]         AGAINST [ ]          ABSTAIN [ ]




NAME (in block capitals please)............................................

SIGNATURE..................................................................

DATE.......................................................................


NOTES: 1.   Full details of the items are contained in the enclosed Proxy
            Statement.
       2.   To be effective this form of direction must be mailed using the enclosed pre-addressed envelope to reach the Trustee no later than 2 p.m. on Friday 27th April 2001.
       3.   If the Trustee does not receive any voting direction from you, your shares will be voted in the same way and in the same proportions as those for which the Trustee receives directions from other participants. Results of the Plan's voting will also be used to vote a portion of the Phillips Petroleum
            Company Compensation and Benefits Stock Arrangement Trust.

THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL AND WILL NOT DIVULGE YOUR DIRECTIONS TO PHILLIPS PETROLEUM COMPANY OR ANY
OF ITS SUBSIDIARY COMPANIES.

                                                         Definitive Copy S



               Noble Lowndes Settlement Trustees Limited




Reference:  AT/NH

Date:       29 March 2001



To:    Participants in The Employee Share Allocation Scheme of
       Phillips Petroleum Company United Kingdom Limited



Dear Participant,

In the attached Report and Accounts you will find a notice to Shareholders convening the Annual General Meeting to be held on Monday 7th May 2001 and a proxy statement. Your attention is drawn to the fact that it is the Trustee of the Share Allocation Scheme who is the registered holder of the shares and who, therefore, has the right to attend and vote at the Meeting.

However, you are entitled to instruct the Trustee on how to vote on the resolutions to be proposed at the Meeting. If you wish to do so, you should complete the enclosed Voting Instruction Form and return it, using the enclosed pre-paid envelope, to reach the Trustee by not later than 2:00 p.m. on Friday 27th April 2001.

If you do not instruct the Trustee on how to vote, your shares will be voted in the same way and in the same proportions as those for which the Trustee receives directions from other participants. Results of the Plan's voting will also be used to vote a portion of the Phillips Petroleum Company Compensation and Benefits Stock Arrangement Trust.


Yours faithfully


NOBLE LOWNDES SETTLEMENT TRUSTEES LIMITED


5 Bedford Park, Croydon, Surrey CR9 2ZT   Tel 020-8260-2466

                                                        Definitive Copy T



           THE EMPLOYEE SHARE ALLOCATION SCHEME OF PHILLIPS
               PETROLEUM COMPANY UNITED KINGDOM LIMITED

                       VOTING INSTRUCTION FORM
   Should you wish to vote, please complete and return this entire form.




        ---------------------------------------------------

I, the undersigned being a participant in the Scheme, hereby instruct Noble Lowndes Settlement Trustees Limited (the Trustee of the Scheme) to vote or cause to be voted any Common Stock of Phillips Petroleum Company held by them on my behalf and entitled to vote at the 2001 Annual Meeting of Stockholders to be held on Monday 7th May 2001 or at any adjournment thereof.

PLEASE INDICATE WITH AN "X" IN THE APPROPRIATE BOX HOW YOU WISH YOUR VOTE TO BE CAST.

The Company recommends a vote FOR:

     ELECTION OF DIRECTORS:  Nominees: N. Augustine, D. Boren,
     R. Chappell, Jr., R. Devlin, L. Horner, J. Mulva, R. Tobias,
     V. Tschinkel and K. Turner.

[ ]  VOTE FOR all nominees listed above*

[ ]  VOTE WITHHELD from all nominees listed above

*To withhold authority to vote for any nominee write the nominee's name in the space below.

-------------------------------------------------------------------------

The Company recommends a vote FOR:

PROPOSAL 1:    To approve designation of the independent auditors, Ernst &
               Young L.L.P.:

               FOR [ ]          AGAINST [ ]         ABSTAIN [ ]

PROPOSAL 2:    To authorize the 2002 Omnibus Securities Plan of
               Phillips Petroleum Company:

               FOR [ ]          AGAINST [ ]         ABSTAIN [ ]



NAME (in block capitals please)............................................

SIGNATURE..................................................................

DATE.......................................................................


NOTES: 1.   Full details of the items are contained in the enclosed Proxy
            Statement.
       2.   To be effective this form of direction must be mailed using the enclosed pre-paid envelope to reach the Trustee no later than 2 p.m. on Friday 27th April 2001.
       3.   If the Trustee does not receive any voting direction from you, your shares will be voted in the same way and in the same proportions as those for which the Trustee receives directions from other participants. Results of the Plan's voting will also be used to vote a portion of the Phillips Petroleum
            Company Compensation and Benefits Stock Arrangement Trust.

THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL AND WILL NOT DIVULGE YOUR DIRECTIONS TO PHILLIPS PETROLEUM COMPANY OR ANY
OF ITS SUBSIDIARY COMPANIES.